                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Larry Nichols, H. Allen Turner and Marian J. Moon, and each or any one of them, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and re-substitution, for him and in his name, place, and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated this 14th day of June, 2000.

          SIGNATURE                            TITLE
          ---------                            -----
/s/ James L. Pate                  Chairman of the Board and Director
------------------------------
James L. Pate

/s/ J. Larry Nichols               President, Chief Executive Officer and Director
------------------------------
J. Larry Nichols

/s/ William T. Vaughn              Senior Vice President - Finance
------------------------------
William T. Vaughn

/s/ Danny J. Heatly                Vice President - Accounting
------------------------------
Danny J. Heatly

/s/ Thomas F. Ferguson             Director
------------------------------
Thomas F. Ferguson

/s/ David M. Gavrin                Director
------------------------------
David M. Gavrin

/s/ Michael E. Gellert             Director
------------------------------
Michael E. Gellert

/s/ Moulton Goodrum, Jr.           Director
------------------------------
Moulton Goodrum, Jr.

/s/ John A. Hagg                   Director
------------------------------
John A. Hagg

/s/ Henry R. Hamman                Director
------------------------------
Henry R. Hamman

/s/ William J. Johnson             Director
------------------------------
William J. Johnson

/s/ Michael M. Kanovsky            Director
------------------------------
Michael M. Kanovsky



/s/ Robert Mosbacher, Jr.          Director
------------------------------
Robert Mosbacher, Jr.

/s/ H. R. Sanders, Jr.             Director
------------------------------
H.R. Sanders, Jr.

/s/ Brent Scowcroft                Director
------------------------------
Brent Scowcroft

/s/ Robert B. Weaver               Director
------------------------------
Robert B. Weaver


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